UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ____)

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Check the appropriate box:

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

THE 504 FUND
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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THE 504 FUND

[March 22, 2019]

Dear Shareholder,

We are writing to inform you that the Board of Trustees (the “Board”) of The 504 Fund (the “Fund”) has unanimously approved Bluestone Capital Partners LLC (“Bluestone”) to replace 504 Fund Advisors, LLC (“504 Fund Advisors”) as the investment adviser to the Fund, subject to shareholder approval. We are asking shareholders of the Fund to approve a new investment advisory agreement between the Fund and Bluestone.

As discussed in more detail in the enclosed Consent Solicitation Statement, the Board approved an interim investment advisory agreement between Bluestone and the Fund (the “Interim Agreement”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), and the investment advisory agreement between 504 Fund Advisors and the Fund (the “Prior Agreement”) was terminated, effective March 1, 2019. The Interim Agreement will remain in effect until Fund shareholders approve a permanent investment advisory agreement with Bluestone (the “Permanent Agreement”) or July 30, 2019, whichever is sooner. The terms of the Permanent Agreement are substantially similar to the terms of the Prior Agreement with respect to the services provided by Bluestone, and the annual advisory fee rate will be lowered from 1.75% to 1.50%.

The question and answer section that follows briefly discusses the proposal to approve the Permanent Agreement. The Consent Solicitation Statement itself provides greater detail about the proposal. The Board recommends that you read the enclosed materials carefully and then consent to approve the Permanent Agreement.

Please complete, date and sign the enclosed written consent and return it to the Secretary of the Fund by 4:00 p.m., Eastern time, on [April 26, 2019].

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Lee A. Calfo

Lee A. Calfo
President

THE 504 FUND

NOTICE OF SOLICITATION OF CONSENTS

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by The 504 Fund (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees of the Fund (the “Board”), of written consents from the holders of the outstanding shares of the Fund to take action that requires shareholder approval.

The Board is requesting that shareholders approve a new investment advisory agreement (the “Permanent Agreement”) between the Fund and Bluestone Capital Partners LLC (“Bluestone”).

Shareholders of record of the Fund at the close of business on the record date, March 15, 2019, are entitled to notice of the consent solicitation and to consent to the Permanent Agreement.

Please complete, date and sign the enclosed written consent and return it to the Secretary of the Fund. To be counted, a shareholder’s properly completed written consent must be received at or before 4:00 p.m., Eastern time, on [April 26, 2019], subject to extension by the Board.

The Board of Trustees unanimously recommends that shareholders CONSENT TO APPROVE the Permanent Agreement. You can do so by signing and dating the enclosed consent. If you do not return the enclosed consent, the proposal may not take effect. You may revoke your consent at any time prior to the deadline for the receipt of written consents.

By Order of the Board of Trustees,

/s/ Kenneth R. Smith

Kenneth R. Smith
Secretary

[March 22, 2019]

Wayne, Pennsylvania

Questions and Answers

We encourage you to read the full text of the enclosed Consent Solicitation Statement, but, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Consent Solicitation Statement?

A.	504 Fund Advisors, the former investment adviser to the Fund, transferred and assigned its rights, duties and responsibilities under the Prior Agreement with the Fund to Bluestone, which triggered an automatic termination of the Prior Agreement under the 1940 Act. Bluestone recommended that the Board approve Bluestone as the new investment adviser to the Fund. The Board voted to approve Bluestone to replace 504 Fund Advisors as adviser to the Fund, subject to shareholder approval. The Board approved the Interim Agreement between Bluestone and the Fund in accordance with Rule 15a-4 under the 1940 Act. Since March 1, 2019, Bluestone has served as investment adviser to the Fund under the Interim Agreement. The Interim Agreement will remain effective for 150 days from its effective date or until the Permanent Agreement is approved by shareholders, whichever is sooner. Accordingly, we are asking shareholders to approve the Permanent Agreement.

Q.	How does the change in investment adviser affect my account with the Fund?

A.	You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change in investment adviser.

Q.	How does the change in investment adviser affect the Fund’s investment objectives, strategies and policies?

A.	Under the Permanent Agreement, Bluestone will provide advisory services to the Fund on substantially the same terms as 504 Fund Advisors provided under the Prior Agreement. Lee A. Calfo and Joseph Gladue, each executive officers of Bluestone, have each been added as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee. Robert O. Judge and Jordan M. Blanchard will each continue to serve as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee.

The Fund’s investment objectives will remain the same and the Fund’s principal investment strategies and investment policies will remain substantially the same. The Board, based on a recommendation from Bluestone, has approved a change in the Fund’s name from “The 504 Fund” to “Bluestone Community Development Fund” to be effective on May 1, 2019. In connection therewith, the Board also approved the elimination of the Fund’s non-fundamental investment policy which provides that the Fund, under normal circumstances, will invest at least 80% of its total assets in 504 first lien loans secured by owner-occupied commercial real estate which represent the non-guaranteed portion of a U.S. Small Business Administration Section 504 transaction (“504 First Lien Loans”), including repurchase agreements collateralized by such securities. While the Fund will continue to invest primarily in 504 First Lien Loans, effective on May 1, 2019, the requirement that 80% of the Fund’s total assets be invested in 504 First Lien Loans will no longer apply to the Fund. In connection with the Fund’s fundamental investment policy to repurchase a portion of its outstanding shares at per share net asset value once every twelve months (the “annual repurchase offer”), Bluestone will recommend that the Board increase the annual repurchase offer from 5% to 10% of the Fund’s outstanding shares for each annual repurchase offer.

Q.	How does the change in investment adviser affect the officers of the Fund and the composition of the Board?

A.	Lee A. Calfo, Joseph Gladue and Kenneth R. Smith, each executive officers of Bluestone, have been appointed as officers of the Fund. Mr. Judge and Mr. Blanchard have each resigned their respective positions as officers of the Fund. The Board has also approved Mr. Calfo’s appointment as a Trustee of the Fund, to be effective as of the effective date of the Permanent Agreement.

Q.	Will the annual advisory fee rate be the same under the Permanent Agreement?

A.	No. The annual advisory fee rate will be lowered from 1.75% to 1.50%.

Q.	Will the Fund pay for the consent solicitation and related legal costs?

A.	No. 504 Fund Advisors and Bluestone have agreed to bear these costs.

Q.	What will happen if shareholders do not approve the Permanent Agreement?

A.	If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve the Permanent Agreement, the Permanent Agreement will not become effective. The Board would need to meet to consider other alternatives to the Permanent Agreement prior to the date of expiration of the Interim Agreement.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders consent to approve the Permanent Agreement.

THE 504 FUND

37 West Avenue, Suite 301
Wayne, Pennsylvania 19087

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being provided to you in connection with the solicitation of written consents of the shareholders of The 504 Fund (the “Fund”) to approve a permanent investment advisory agreement between the Fund and Bluestone Capital Partners LLC (“Bluestone”).

The Board of Trustees of the Fund (the “Board”) decided to seek shareholder approval of the permanent investment advisory agreement by written consent, rather than by calling a special meeting of shareholders, because the Fund had a limited number of shareholders as of the close of business on March 15, 2019 (the “Record Date”). The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that any action to be taken by shareholders may be taken without a meeting and by written consent.

It is expected that the Notice, this Consent Solicitation Statement and the Consent of Shareholder will be mailed to shareholders on or about [March 22, 2019].

BACKGROUND TO PROPOSAL

504 Fund Advisors, LLC (“504 Fund Advisors”) served as the investment adviser to the Fund pursuant to an investment advisory agreement with the Fund dated as of April 1, 2015 (the “Prior Agreement”) from April 1, 2015 to March 1, 2019. Prior to March 1, 2019, 504 Fund Advisors entered into a transfer agreement with Bluestone (the “Transfer Agreement”), whereby 504 Fund Advisors agreed to transfer and assign its rights, duties and responsibilities under the Prior Agreement (the “Fund advisory business”) to Bluestone, and Bluestone agreed to assume the Fund advisory business, effective as of March 1, 2019 (the “Assignment”). The parties understood that the Prior Agreement between 504 Fund Advisors and the Fund would automatically terminate as a result of the Assignment. The Transfer Agreement provided that, following requisite approval from the Board, Bluestone would serve as investment adviser to the Fund under an interim investment advisory agreement.

At an in-person meeting held on February 26, 2019, the Board, including a majority of the trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved an interim investment advisory agreement between Bluestone and the Fund (the “Interim Agreement”). Rule 15a-4 of the 1940 Act permits an investment adviser to serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a permanent investment advisory agreement. The Interim Agreement has the same terms and conditions as the Prior Agreement, except for the following terms which are required by Rule 15a-4: (i) the term of the Interim Agreement is until the first of the following to occur: (a) the effective date of the permanent investment advisory agreement approved by shareholders, or (b) the 151st calendar day; (ii) the Fund, the Board, or a majority of the outstanding shares of the Fund may terminate the Interim Agreement upon ten (10) calendar days’ written notice; and (iii) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to Bluestone only if shareholders approve the permanent investment advisory agreement. If shareholders do not approve a permanent investment advisory agreement, Bluestone may receive the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned). The Board concluded that the scope and quality of the advisory services to be provided under the Interim Agreement are at least equivalent to the scope and quality of services provided under the Prior Agreement. The annual advisory fee rate of 1.50% in the Interim Agreement is lower than the annual advisory fee rate of 1.75% in the Prior Agreement. In addition, Bluestone has agreed to an operating expenses limitation agreement with the Fund that incorporates a total annual expense limit of 1.75% of the Fund’s average annual net assets, which is equal to the 1.75% expense limit previously agreed to by 504 Fund Advisors.

The Interim Agreement became effective on March 1, 2019 and will continue in effect until Fund shareholders approve an investment advisory agreement between Bluestone and the Fund (the “Permanent Agreement”) or the 151st calendar day after the effective date of the Interim Agreement, whichever is sooner. Accordingly, Bluestone will not be able to serve as the Fund’s adviser beyond July 30, 2019, unless the Permanent Agreement is approved by shareholders.

At the in-person meeting held on February 26, 2019, the Board, including a majority of the Independent Trustees, unanimously approved the Permanent Agreement between Bluestone and the Fund, subject to shareholder approval.

PROPOSAL 1: APPROVAL OF THE PERMANENT AGREEMENT

Shareholders are being asked to approve the Permanent Agreement. Under the Permanent Agreement, Bluestone will provide services to the Fund equivalent to the services provided by 504 Fund Advisors under the Prior Agreement and provided by Bluestone under the Interim Agreement. The Board, including a majority of the Independent Trustees, has approved the Permanent Agreement between the Fund and Bluestone and has approved submitting the Permanent Agreement to shareholders of the Fund for approval.

The remainder of this section provides more detail about the Prior Agreement, the Interim Agreement, and the Permanent Agreement; additional information regarding changes to the Fund’s investment strategies and policies, officers and board composition; Bluestone; information on the Board’s considerations and approval; and concludes with the Board’s recommendation.

Prior Agreement

504 Fund Advisors served as the investment adviser to the Fund pursuant to the Prior Agreement, which agreement was last approved by the Fund’s shareholders on April 1, 2015 via written consent in connection with the approval of 504 Fund Advisors as the Fund’s successor investment adviser to its prior investment adviser. The Prior Agreement was terminated effective March 1, 2019.

Interim Agreement

Bluestone currently serves as the investment adviser to the Fund pursuant to the Interim Agreement, which agreement was effective as of March 1, 2019 and approved by the Fund’s Board at an in-person meeting on February 26, 2019. The Interim Agreement will continue in effect until Fund shareholders approve the Permanent Agreement or July 30, 2019, whichever is sooner.

Permanent Agreement

It is proposed that the Fund will enter into the Permanent Agreement with Bluestone to become effective on May 1, 2019 following shareholder approval of the agreement. In accordance with the 1940 Act, the Permanent Agreement requires the approval of the Board, including a majority of the Independent Trustees, and shareholders holding a majority of the Fund’s outstanding shares.

The terms of the Permanent Agreement for the Fund are substantially similar to those of the Prior Agreement, except for the investment adviser, the date of effectiveness and the initial term. The Permanent Agreement will be effective on May 1, 2019 and will have an initial term ending two years from such effective date. The Permanent Agreement will continue in effect from year to year thereafter if its continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Approval and Recommendation,” the Board, including a majority of the Independent Trustees, approved the Permanent Agreement for the Fund.

Summary of Prior Agreement, Interim Agreement and Permanent Agreement

There are no material differences between the terms of the Permanent Agreement and the terms of the Prior Agreement, except that under the terms of the Permanent Agreement the annual advisory fee rate will be lower. The form of the Permanent Agreement is attached hereto as Annex A, and the description of the Permanent Agreement is qualified in its entirety by the reference to Annex A. There are no material differences between the terms of the Permanent Agreement and the terms of the Interim Agreement except that: (i) the Interim Agreement has a maximum term of 150 days; (ii) the Fund, the Board, or a majority of the outstanding shares of the Fund may terminate the Interim Agreement upon ten calendar days’ written notice; and (iii) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to Bluestone only if shareholders approve the Permanent Agreement. If shareholders holding a majority of the outstanding shares of the Fund do not approve the Permanent Agreement, Bluestone may receive the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned). The Prior Agreement, the Interim Agreement and the Permanent Agreement are referred to collectively as the “Agreements.”

Investment Advisory Services. Under each of the Agreements, the Fund’s investment adviser assumes all investment duties and has full discretionary power and authority with respect to investment of the assets of the Fund. Without limiting the generality of the foregoing, the adviser will, with respect to the assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, investment markets and investments as it deems necessary or useful to discharge its duties; (ii) continuously invest the assets in a manner consistent with the Fund’s organizational documents, prospectus, other written guidelines or restrictions, and the Fund’s procedures; (iii) determine the 504 First Lien Loans (as defined in the Prospectus), securities or other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the adviser’s written proxy voting policies and procedures and the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (v) maintain the books and records required to be maintained by the Fund; (vi) promptly issue settlement instructions to custodians designated by the Fund; (vii) evaluate the creditworthiness of securities dealers, banks and other entities and counterparties with which the Fund may engage in repurchase transactions and monitor the status of such transactions; and (viii) take such further action, including purchasing 504 First Lien Loans through assignments, co-originations, originations or participations (as described in the Prospectus), placing purchase and sale orders of securities or other investments and selecting broker-dealers to execute such orders on behalf of the Fund, as the adviser will deem necessary or appropriate, in its sole discretion, to carry out its duties under the agreement.

Brokerage. Although the Fund will primarily invest in 504 First Lien Loans and such investments will be made without the use of a broker-dealer, each of the Agreements provides that the adviser is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the adviser will not direct an order to an affiliated person of the adviser without prior authorization to use such affiliated broker or dealer from the Fund’s chief compliance officer. Any direction by the adviser of an order to an affiliated person of the adviser to use such affiliated broker or dealer during the two-year period after the date of the Assignment could be a violation of the safe harbor set forth in Section 15(f)(2)(B) of the 1940 Act (see “Board Approval and Recommendation – Section 15(f) Safe Harbor” below). The Agreements provide that the adviser’s primary consideration in executing a securities transaction will be to seek best execution. The Agreements also reflect that the adviser, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received, viewed in terms of either that particular transaction or the adviser’s overall responsibilities with respect to the Fund and to other clients of the adviser as to which the adviser exercises investment discretion.

Expenses. Each of the Agreements provides that the adviser will be responsible for providing the personnel, office space and equipment reasonably necessary to perform its obligations and the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders).

With the exception of the underlined language which is applicable specifically to the Permanent Agreement, under each of the Agreements, the Fund is responsible for and has assumed the obligation for payment of its expenses, including but not limited to: the Fund’s initial organizational and offering expenses, fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, and disposition of securities and other investments including placement and similar fees in connection with direct placements; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend and interest expenses related to short sales; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings or solicitations of the Board that are properly payable by the Fund; expenditures in connection with meetings of shareholders, including proxy or consent solicitations therefor (except for expenses related to any shareholder meeting convened or shareholder consent solicited as a result of a change of control of the Adviser or otherwise convened or solicited for the primary benefit of the Adviser which expenses shall be borne by the Adviser), as determined by the Board; salaries and expenses, if any, of officers of the Fund; fees and expenses of members of the Board or members of any advisory board or committee; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, the prospectus of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Fund’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, and redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders.

Investment Advisory Fees. Under the Prior Agreement, in consideration for the services provided by the adviser, the Fund pays the adviser an advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.75% of the current net assets of the Fund. Under the Interim Agreement and the Permanent Agreement, such annual advisory fee rate is lowered to 1.50% of the current net assets of the Fund.

For the fiscal year ended June 30, 2018, the Fund paid the following in advisory fees to 504 Fund Advisors:

	Contractual Fee Earned	Fee Waived by 504 Fund Advisors(1)	Total Fee Paid (After Waiver)
The 504 Fund	$830,801	$(564,763)	$266,038

(1)	Fee waiver pursuant to operating expenses limitation agreement between 504 Fund Advisors and the Fund. See subsection titled “Expense Limitation Agreement” below.

504 Fund Advisors would have received $266,038 in advisory fees (after waiver) had the advisory fee rate of 1.50% been in effect during the fiscal year ended June 30, 2018, which is equal to the Total Fee Paid in the Table above.

Limitation on Liability. Each of the Agreements provides that the adviser will not be liable to the Fund or the Fund’s shareholders for any action or inaction of the adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance or the reckless disregard of the adviser’s duties or obligations under the Agreement.

Term. The initial term of the Prior Agreement was April 1, 2015 to March 31, 2017, and it was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If approved by shareholders, the Permanent Agreement will be effective on May 1, 2019, and will have an initial term ending two years from such effective date. Thereafter, the Permanent Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act. The Interim Agreement has a maximum term of 150 calendar days.

Termination. Both the Prior Agreement and the Permanent Agreement terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Fund, the Board or a majority of the outstanding shares of the Fund, on 60 days’ written notice to the adviser, or by the adviser on 60 days’ written notice to the Fund. The Interim Agreement terminates automatically in the event of its assignment, and is terminable at any time without penalty by the Fund, the Board or a majority of the outstanding shares of the Fund, on ten calendar days’ written notice to the adviser, or by the adviser on 60 days’ written notice to the Fund.

Expense Limitation Agreement

504 Fund Advisors had agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least October 31, 2019 to ensure that total annual fund operating expenses (“Total Annual Expenses”) (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) did not exceed 1.75% of the Fund’s average annual net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%. 504 Fund Advisors was permitted to be reimbursed for management fee waivers and/or expense reimbursements made for a period of three fiscal years following the end of the fiscal year in which such waiver or reimbursement was accrued, except for initial organizational expenses which were subject to reimbursement by the Fund to 504 Fund Advisors for a period of three years from the date on which such expenses were incurred, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to 504 Fund Advisors.

Bluestone has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund through at least March 1, 2021, to ensure that Total Annual Expenses (excluding Excluded Expenses) will not exceed 1.75% of the Fund’s average annual net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%. Bluestone is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. This agreement may be terminated only by, or with the consent of, the Board.

Additional Information Regarding Changes to the Fund’s Investment Strategies and Policies, Officers and Board Composition

Under the Permanent Agreement, Bluestone will provide advisory services to the Fund on substantially the same terms as 504 Fund Advisors provided under the Prior Agreement. Lee A. Calfo and Joseph Gladue, each executive officers of Bluestone, have each been added as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee. Robert O. Judge and Jordan M. Blanchard will each continue to serve as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee.

The Fund’s investment objectives will remain the same and the Fund’s principal investment strategies and investment policies will remain substantially the same. The Board, based on a recommendation from Bluestone, has approved a change in the Fund’s name from “The 504 Fund” to “Bluestone Community Development Fund” to be effective on May 1, 2019. In connection therewith, the Board also approved the elimination of the Fund’s non-fundamental investment policy which provides that the Fund, under normal circumstances, will invest at least 80% of its total assets in 504 first lien loans secured by owner-occupied commercial real estate which represent the non-guaranteed portion of a U.S. Small Business Administration Section 504 transaction (“504 First Lien Loans”), including repurchase agreements collateralized by such securities. While the Fund will continue to invest primarily in 504 First Lien Loans, effective on May 1, 2019, the requirement that 80% of the Fund’s total assets be invested in 504 First Lien Loans will no longer apply to the Fund. In connection with the Fund’s fundamental investment policy to repurchase a portion of its outstanding shares at per share net asset value once every twelve months (the “annual repurchase offer”), Bluestone will recommend that the Board increase the annual repurchase offer from 5% to 10% of the Fund’s outstanding shares for each annual repurchase offer.

Lee A. Calfo, Joseph Gladue and Kenneth R. Smith, each executive officers of Bluestone, have been appointed as officers of the Fund. Mr. Calfo serves as President and Principal Executive Officer of the Fund, Mr. Gladue serves as Treasurer, Principal Financial Officer and Principal Accounting Officer of the Fund and Mr. Smith serves as Secretary of the Fund. Mr. Judge, who previously served as President, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Fund, and Mr. Blanchard, who served as Treasurer and Secretary of the Fund, have each resigned their respective positions as officers of the Fund. The Board has also approved Mr. Calfo’s appointment as a Trustee of the Fund, to be effective as of the effective date of the Permanent Agreement. Following Mr. Calfo’s appointment as a Trustee, the Board will be composed of three Independent Trustees (J. Clay Singleton, Cornelius J. Lavelle and George Stelljes, III) and one Trustee who is an “interested person” of the Fund, as that term is defined in the 1940 Act (Lee A. Calfo).

Information about Bluestone

Bluestone Capital Partners LLC is a member-managed limited liability company organized in Puerto Rico, with its principal offices located at 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607, and is a SEC-registered investment adviser under the Advisers Act. Bluestone was recently registered with the SEC in February 2019 and will initially provide advisory services exclusively to the Fund.

Executive Officers and Members

The following table sets forth the executive officers and members of Bluestone and their respective positions with the Fund and principal occupation(s). The business address for Messrs. Calfo, Smith and Mulqueen is 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607.

Name	Position with Bluestone	Position with the Fund	Principal Occupation(s) (If Different Than Position with Bluestone)
Lee A. Calfo	Chief Executive Officer, Portfolio Manager and Member	President and Principal Executive Officer; Trustee Nominee	Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer)(since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Executive Officer and Founder, MCG Securities, LLC (broker-dealer)(since 2012); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm)(since 2010)
Joseph Gladue	Chief Financial Officer, Portfolio Manager and Member	Treasurer, Principal Financial Officer and Principal Accounting Officer	Director of Research, MCG Securities, LLC (broker-dealer)(since 2015); Director of Research, J. Alden Associates, Inc. (broker-dealer)(since 2019); Vice President Corporate Development, BofI Federal Bank (2014-2015)

Name	Position with Bluestone	Position with the Fund	Principal Occupation(s) (If Different Than Position with Bluestone)
Kenneth R. Smith	Chief Compliance Officer and Member	Secretary	Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker-dealer)(since 2018); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm)(since 2016); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm)(since 2016); Chief Compliance Officer, Bluestone Capital Management, LLC (investment advisory firm)(since 2014); Chief Compliance Officer, Merion Capital Group (broker-dealer)(since 2011); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm)(since 2003)
John F. Mulqueen	Business Development and Member	None	Chief Operating Officer, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Operating Officer, J. Alden Associates, Inc. (broker-dealer)(since 2018); Financial Analyst, Bluestone Capital Management, LLC (investment advisory firm)(since 2014)

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser.

Name	% of Voting Securities Held
Joseph Gladue	50.1%
Lee A. Calfo	39.9%

Portfolio Management Team

Bluestone uses a team approach for the management of the Fund. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Blanchard and Judge have co-managed the Fund since the Fund’s inception and each will continue in their role as a Portfolio Manager of the Fund. Messrs. Calfo and Gladue were each added as a Portfolio Manager on March 1, 2019.

Lee A. Calfo is the Chief Executive Officer and a Portfolio Manager of Bluestone and has served as President and a Portfolio Manager of the Fund, since 2019. Mr. Calfo is also the President and founder of Bluestone Capital Management, LLC, an investment advisory firm, where he serves as a Portfolio Manager and has managed the firm’s asset management strategies, since 2010. He has also served as the Chief Executive Officer of MCG Securities LLC, a broker-dealer, since 2012 and the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm, since 2018. Prior to founding Bluestone Capital Management, LLC, Mr. Calfo served as President of Iron Bay Capital in 2011, Portfolio Manager at Boenning & Scattergood, Inc. from 2007 to 2009, and Chief Investment Officer and Director of Research at Cohen & Company Securities, LLC from 2004 to 2007. Mr. Calfo earned a B.S. in Finance at Penn State University.

Joe Gladue is the Chief Financial Officer and a Portfolio Manager of Bluestone and has served as Treasurer and a Portfolio Manager of the Fund, since 2019. Mr. Gladue has also served as the Director of Research for MCG Securities, LLC, a broker-dealer, since 2015 and the Director of Research for J. Alden Associates, Inc., broker-dealer, since 2018. Mr. Gladue served as Vice President Corporate Development for BofI Federal Bank from 2014 to 2015. He also served as an Analyst for B. Riley & Co., LLC from 2007 to 2012 and Cohen & Company Securities, LLC from 2003 to 2007. Mr. Gladue earned a M.S. in Finance at Loyola University in Maryland and a B.A. in Economics at the University of Notre Dame. Mr. Gladue has also earned the Chartered Financial Analyst (CFA) and the Professional Risk Manager (PRM) designations.

Jordan M. Blanchard has served as a Portfolio Manager of the Fund since its inception in 2013. Mr. Blanchard served as Secretary and Treasurer of the Fund from 2015-2019. Mr. Blanchard also is the General Manager – Renewable Energy Lending at Live Oak Banking Company, since 2016. Mr. Blanchard was the Manager – Loan Syndications at Live Oak Banking Company, a wholly-owned subsidiary of Live Oak Bancshares, Inc., in 2017. Mr. Blanchard was the Managing Director of 504 Secondary Markets for Government Loan Solutions, Inc. (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, Inc., from 2013 to 2015. GLS is a financial services company specializing in the SBA secondary market. Prior to joining GLS, Mr. Blanchard was President of Wholesale 504 Lending Consultants, LLC (“W504”), a financial services company that facilitated the sale and settlement of 504 First Lien Loans through the temporary SBA First Mortgage Lien Pool (“FMLP”) program from 2011 to 2012. Prior to joining W504, Mr. Blanchard was Executive Vice President of Capital Markets for CDC Direct Capital (“CDC Direct”) from 2009 to 2011. CDC Direct is a subsidiary of CDC Small Business Finance, the nation’s largest community development corporation. Mr. Blanchard earned a B.S.B.A. in Finance at San Diego State University.

Robert O. Judge has served as a Portfolio Manager of the Fund since its inception in 2013. Mr. Judge served as President of the Fund from 2016 to 2019. Mr. Judge also is currently the Chief Executive Officer of GLS, which he co-founded in 2006 for the purpose of bringing greater transparency, efficiency, and productivity to the SBA marketplace through the use of technology. GLS also assists lenders in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”) regarding the proper valuation of their SBA servicing portfolios. Mr. Judge is the editor of the CPR Report®, a monthly publication that tracks SBA loan default, prepayment and secondary market activity. Mr. Judge earned a B.A. in Economics from Vassar College and a M.B.A. in Finance from the Stern School of Business at New York University.

Affiliated Brokerage

During the Fund’s last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of 504 Fund Advisors or Bluestone.

Interest of Certain Persons in the Proposal

Each of Lee A. Calfo, President and Principal Executive Officer of the Fund and upon the effective date of the Permanent Agreement, a Trustee of the Fund, and Joseph Gladue, Treasurer, Principal Financial Officer and Principal Accounting Officer of the Fund, may be deemed to have an interest in the proposal because each is an executive officer and a control person of Bluestone.

Financial Condition

Bluestone is not subject to any financial condition that is reasonably likely to impair the financial ability of Bluestone to fulfill its commitment to the Fund under the Permanent Agreement.

Board Approval and Recommendation

At an in-person meeting held on February 26, 2019 (the “Board Meeting”), the Board (also referred to as the “Trustees”), including a majority of the Independent Trustees, approved the Interim Agreement and the Permanent Agreement between the Fund and Bluestone. The Independent Trustees were assisted by independent legal counsel throughout the review and approval process, including meeting separately in executive session with their counsel, who provided advice regarding their duties and responsibilities in connection with the review of the Interim and Permanent Agreements. In reaching its decision, the Board considered that the material terms of the Interim and Permanent Agreements are substantially similar to those of the Prior Agreement and that the annual advisory fee rate would be lowered from 1.75% to 1.50% of the current net assets of the Fund. The Board also considered the presentation by Bluestone and information received at or prior to its Board Meeting in response to detailed requests by the Board and their counsel. The Board also considered alternatives to approving the Interim and Permanent Agreements.

The Trustees discussed the factors relevant in determining whether to approve the Interim and Permanent Agreements, including the following: (1) the nature, extent, and quality of the services to be provided by Bluestone; (2) the cost of the services to be provided and the profits to be realized by Bluestone and its affiliates from services rendered to the Fund; (3) comparative fee and expense data for the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other financial benefits to Bluestone and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided to the Fund. The Trustees considered the scope of services to be provided under the Interim and Permanent Agreements, noting that the services to be performed by Bluestone under the Interim and Permanent Agreements are the same as the services performed by 504 Fund Advisors under the Prior Agreement, and are adequate and appropriate. In considering the nature, extent and quality of the services to be provided by Bluestone, the Board reviewed the resources and financial condition of Bluestone, its members, and certain of its affiliates; as well as the qualifications of Messrs. Calfo and Gladue to serve as portfolio managers for the Fund and the continued service of Messrs. Blanchard and Judge as portfolio managers for the Fund. Bluestone’s Form ADV registration statement was provided to the Board, as was the response of Bluestone to a detailed series of questions from Fund counsel. The Board also considered other services to be provided to the Fund by Bluestone, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Bluestone.

Investment Performance of Bluestone; Review of Fund Performance. The Board noted that Bluestone, as a newly-registered investment adviser, does not have any investment performance history. Bluestone does not manage any separate accounts or funds that are comparable to the Fund’s investment strategies.

Cost of Services Provided and Profits Realized by Bluestone. The Board noted that the annual advisory fee rate of 1.50% payable by the Fund under the Interim and Permanent Agreements is lower than the annual advisory fee rate of 1.75% paid by the Fund under the Prior Agreement. The Board then considered the management fees and expense ratios of a peer group of closed-end loan participation funds and business development company funds compiled by the Fund’s administrator, and concluded that the management fee was reasonable and the result of arm’s length negotiations. Additionally, the Board took into consideration that Bluestone has contractually agreed to limit the total annual operating expenses of the Fund to 1.75% through at least March 1, 2021, which may result in Bluestone waiving some or all of its management fees or reimbursing Fund expenses. The Board also evaluated the compensation, benefits and profitability expected to be received by Bluestone from its relationship with the Fund.

Economies of Scale. The Board determined that, while Bluestone is likely to realize economies of scale in managing the Fund as assets grow in size, the Fund will not initially benefit from economies of scale. The Board also determined that through fee waivers, Bluestone was in effect providing access to economies of scale to the Fund and its shareholders that they may not have achieved until the Fund reached significantly higher asset levels. However, these economies of scale may be temporary because Bluestone has the ability to recoup previously waived fees and expenses under the terms of its operating expenses limitation agreement with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by Bluestone from its association with the Fund. The Board determined that the benefits Bluestone may receive, such as greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Section 15(f) Safe Harbor. The Board also considered whether the Assignment was structured to comply with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.

Section 15(f) of the 1940 Act is a safe harbor that permits an investment adviser to receive any amount or benefit in connection with a sale of an interest in the adviser that results in an assignment of an investment advisory agreement, provided two conditions are satisfied. First, during the three-year period immediately following the transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, no “unfair burden” may be imposed on the fund as a result of the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such fund, other than bona fide ordinary compensation as principal underwriter for such fund; or (2) from such fund or its security holders for other than bona fide compensation for investment advisory services or other services. If either condition of Section 15(f) is not met, the safe harbor is not available.

The Board considered that at least 75% of the Board’s Trustees are Independent Trustees and that the Board has not been advised of any circumstances arising under the Assignment that might result in the imposition of an “unfair burden” being imposed on the Fund. The Board also considered that Bluestone informed the Board that it intends to comply with the conditions of Section 15(f), including that the annual advisory fee rate will be lowered from 1.75% to 1.50% of the current net assets of the Fund and that the current operating expenses limitation agreement will maintain a total annual expense limit of 1.75% of the Fund’s average annual net assets at least through March 1, 2021.

Based on all of the information considered, the Board concluded that the terms of the Interim and Permanent Agreements are fair and reasonable and that the approval of the Interim and Permanent Agreements is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund CONSENT TO APPROVE the Permanent Agreement.

OTHER INFORMATION

Any Purchases or Sales of Securities of Bluestone or its Affiliates. Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Bluestone or its affiliated companies.

Shares Outstanding. As of the Record Date, [●] shares of the Fund were issued and outstanding and entitled to vote on the proposal.

Share Ownership Information. As of the Record Date, the officers and Trustees of the Fund, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Fund to own of record or beneficially more than 5% of the Fund’s outstanding shares.

Name and Address	Number of Shares	Percent of Fund
Northwest Federal Credit Union 200 Spring Street Herndon, VA 20170	[●]	[●]%
East West Bank 135 N. Los Robles Avenue, 7th Floor Pasadena, CA 91101	[●]	[●]%
Blackhawk Bank 400 Broad Street Beloit, WI 53511	[●]	[●]%

Required Vote. In order for the Permanent Agreement to be approved, holders of a “majority of the outstanding voting securities” of the Fund must consent to approve Proposal 1. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Consent Solicitation Statement, means the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions will have the effect of a “consent withheld” on the proposal. Shareholders do not have dissenters’ rights of appraisal in connection with the proposal.

If sufficient consents are not obtained to approve the proposal, the Board will consider what other action is appropriate and in the best interests of shareholders.

Method and Cost of Consent Solicitation. Consents will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Fund, 504 Fund Advisors, Bluestone or UMB Fund Services, Inc. (the Fund’s administrator and transfer agent), who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

504 Fund Advisors and Bluestone will bear the costs of preparing, printing and mailing this Statement, and all other costs incurred in connection with the solicitation of written consents.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 37 West Avenue, Suite 301, Wayne, PA 19087 or by calling UMB Fund Services toll-free at 1-855-386-3504.

SERVICE PROVIDERS

Bluestone Capital Partners LLC, 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607, serves as the investment adviser to the Fund. UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian and escrow agent for the Fund. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator, transfer agent, dividend disbursing agent and fund accountant. Legal counsel to the Fund is Godfrey & Kahn, S.C., 833 East Michigan Street, Milwaukee, Wisconsin 53202. The independent registered public accounting firm to the Fund is Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Fund is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of Trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Fund’s Declaration of Trust and Bylaws. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Kenneth R. Smith

Kenneth R. Smith
Secretary

Wayne, Pennsylvania

[March 22, 2019]

ANNEX A

FORM OF PERMANENT INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is effective as of May 1, 2019, by and between Bluestone Community Development Fund, a Delaware statutory trust (the “Fund”), and Bluestone Capital Partners LLC, a Puerto Rico limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund desires to retain the Adviser to provide investment advisory services to the Fund on or after the date of this Agreement and the Adviser is willing to render such services, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	APPOINTMENT OF ADVISER

The Fund appoints, and the Adviser accepts the appointment, to act as investment adviser to the Fund, subject to the supervision and direction of the Board, on the terms and for the compensation set forth in this Agreement. In connection with this appointment:

(a) Delivery of Fund Documentation. The Fund will deliver to the Adviser copies of: (i) the Fund’s Agreement and Declaration of Trust and Bylaws, as they may be amended from time to time (collectively, the “Organizational Documents”); (ii) the prospectus and statement of additional information for the Fund, as they may be amended from time to time (collectively, as currently in effect, the “Prospectus”); and (iii) all Fund policies and procedures, as they may be amended from time to time (collectively, the “Fund Procedures”). The Fund will direct all service providers to the Fund to furnish information to the Adviser and to assist the Adviser as may be reasonably required and will ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Fund or any service provider to the Fund.

(b) Independent Contractor. The Adviser is deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c) The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It will be registered under the Commodities Exchange Act, as amended, and the rules promulgated thereunder (the “CEA”), at all times required by the CEA;

(iv) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Fund with a copy of such Code of Ethics and any amendments thereto;

(v) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, that are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Fund with a copy of the Compliance Procedures and any amendments thereto;

(vi) It has delivered to the Fund copies of its Form ADV as most recently filed with the SEC and will provide the Fund with a copy of any future filings of Form ADV or any amendments thereto;

(vii) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(viii) It has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser to perform the services contemplated by this Agreement; and

(ix) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(d) Plenary Authority of the Board of Trustees. The Adviser acknowledges that the Fund is an interval fund that operates under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser will render the following services to the Fund:

(a) The Adviser will assume all investment duties and have full discretionary power and authority with respect to investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser will, with respect to the assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, investment markets and investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organizational Documents, other written guidelines or restrictions, as they may be amended from time to time, agreed upon in writing by the Fund and the Adviser, which guidelines and restrictions will not be inconsistent with the Prospectus (“Written Guidelines”), and the Fund Procedures, as may be provided to the Adviser consistent with Section 1(a) of this Agreement; (iii) determine the 504 First Lien Loans (as defined in the Prospectus), securities or other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures and the Advisers Act; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions executed pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Fund; (vii) evaluate the creditworthiness of securities dealers, banks and other entities and counterparties with which the Fund may engage in repurchase transactions and monitor the status of such transactions; and (viii) take such further action, including purchasing 504 First Lien Loans through assignments, co-originations, originations or participations (as described in the Prospectus), placing purchase and sale orders of securities or other investments and selecting broker-dealers to execute such orders on behalf of the Fund, as the Adviser will deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser will also furnish to or place at the disposal of the Fund such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Fund may, from time to time, reasonably request.

(c) The Adviser agrees that in performing its duties under this Agreement it will comply in all material respects with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organizational Documents.

(d) The Adviser will keep accurate and detailed records concerning its services under this Agreement and all such records will be open to inspection at all reasonable times by the Fund and any appropriate regulatory authorities. The Adviser will provide to the Fund copies of any and all documentation relating to the Fund’s transactions upon reasonable request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser will be entitled to keep copies of any such records.

(e) The Adviser will provide pricing and valuation information with respect to particular investments it has purchased for the Fund, including 504 First Lien Loans, if the Fund has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Adviser believes a valuation provided by a pricing service for an investment it has purchased for the Fund is materially inaccurate, the Adviser agrees to promptly notify the Fund.

(f) From time to time at the request of the Fund, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Fund may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy or other matters relating to the Fund; and (ii) provide written materials to the Fund, including the Board, on reasonable notice, discussing the same.

(g) The Adviser will be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Fund, the Adviser will use its best efforts to assist the Fund in connection with the Fund’s compliance with the federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”), including providing the Chief Compliance Officer of the Fund with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of and any changes to the Compliance Procedures in connection with the Fund’s annual review; (iii) upon request, a certification by the chief compliance officer of the Adviser that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Fund; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1 under the 1940 Act) that arose under the compliance policies and procedures of the Fund or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Fund.

(i) Except as permitted by the Fund Procedures, the Adviser will not disclose and will treat confidentially all information regarding the investments of the Fund, including the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions executed for the Fund (including past, pending and proposed trades).

(j) The Fund or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for, investment in the Fund. The Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund. Although the Fund will primarily invest in 504 First Lien Loans and such investments will generally be made without the use of a broker-dealer, the Adviser is responsible for broker-dealer selection and for negotiation of brokerage commission rates with respect to other Fund investments, provided that the Adviser will not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Fund’s Chief Compliance Officer. The Adviser’s primary consideration in executing a securities transaction will be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the brokerage services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for executing a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for executing that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services to the Fund, the Adviser or any affiliate of either. Such allocation will be in such amounts and proportions as the Adviser will determine, and the Adviser will report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Fund authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser will select as provided herein. The Adviser will cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian will direct. All securities and other property of the Fund will remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further will have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Fund from time to time. The Adviser will not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of the Fund, the Adviser will be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also will be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: the Fund’s initial organizational and offering expenses, fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend and interest expenses related to short sales; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Board that are properly payable by the Fund; expenditures in connection with meetings or solicitations of shareholders, including proxy or consent solicitations therefor (except for expenses related to any shareholder meeting convened or shareholder consent solicited as a result of a change of control of the Adviser or otherwise convened or solicited for the primary benefit of the Adviser which expenses shall be borne by the Adviser), as determined by the Board; salaries and expenses, if any, of officers of the Fund; fees and expenses of members of the Board or members of any advisory board or committee; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, the Prospectus of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Fund’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund will promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser will be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund servicing fees to financial intermediaries, including banks, broker-dealers, financial advisors or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser will report such payments regularly to the Fund, including the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to the Fund may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a) For all of the services rendered with respect to the Fund as herein provided, the Fund will pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee will be accrued by the Fund daily and will be payable monthly in arrears, within fifteen business days after the last day of each month. If fees begin to accrue with respect to the Fund during the middle of a month, all fees for the period from that date to the end of the month will be prorated according to the proportion that the period bears to the full month. In the case of termination of this Agreement with respect to the Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, will be prorated according to that proportion that the period bears to the full month and will be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” will mean the Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment will be applicable only to such specific reduction or payment and will not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three-year period from the date of the fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the fee reduction and/or expense payments; or (2) the expense limitation in place at the time of the reimbursement. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement will be applicable only with respect to the specific items covered thereby and will not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6.	LIABILITY; STANDARD OF CARE

(a) The Adviser will have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or the Fund’s strategies provided in writing to the Fund for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser will act at all times in the best interests of the Fund and will discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Adviser will not be liable to the Fund or the Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance or the reckless disregard of the Adviser’s duties or obligations under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein will in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event will the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliates, agents and employees, will not be liable to the Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or the Fund, their respective affiliates, agents or employees.

(e) No party to this Agreement will be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser will not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) will indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that indemnification will not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of or reckless disregard of the obligations and duties under this Agreement; and provided further, however, that the Adviser will only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party will promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure will not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, will not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party will be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party will in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which will not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party will provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) will not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement will become effective with respect to the Fund on the date hereof. The Agreement will, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to the Fund. This Agreement will continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” will have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser will cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8.	SERVICES NOT EXCLUSIVE

The services of the Adviser to the Fund are not to be deemed exclusive and it will be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients, if any. The Fund agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement will be deemed to require Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.	NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees will take any short position in the shares of the Fund. This prohibition will not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees will borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly and exclusively for the Fund’s benefit.

10.	AMENDMENT

This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board in the manner required by the 1940 Act, and, if required by the 1940 Act, by the vote of the outstanding voting securities of the Fund, as defined in the 1940 Act.

11.	NONPUBLIC PERSONAL INFORMATION

Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

12.	USE OF THE ADVISER’S NAME

The Adviser hereby consents to the royalty-free use by the Fund of the name “Bluestone Capital Partners” as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of any related logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement. The Fund acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances will continue to be, the sole property of the Adviser. The Adviser will have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to the Fund’s use of the Name or the Mark as the Adviser will so determine.

13.	ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to cooperate with the Fund in connection with the Fund’s compliance with the Fund’s Anti-Money Laundering Policy and the AML Laws by providing the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Fund in order for the Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein will impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Fund. The Fund may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Adviser agrees to inform the Fund of any material development related to the services it provides to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.	NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in the senior management, operations or ownership of the Adviser.

16.	NOTICES

Notices and other communications required or permitted under this Agreement will be in writing, will be deemed to be effectively delivered when actually received and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Bluestone Capital Partners LLC
Attn: Joe Gladue
151 Calle San Francisco, Suite 200 PMB 5333
San Juan, PR 00901-1607
Facsimile Number: (888) 337-4887

FUND:	Bluestone Community Development Fund
Attn: Lee A. Calfo
37 West Avenue, Suite 301
Wayne, PA 19087
Facsimile Number: (888) 337-4887

17.	GOVERNING LAW

This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein will be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	ASSIGNMENT

Subject to Section 7(c) hereof, this Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.	SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (each, a “Sub-Adviser”). Each Sub-Adviser’s employment to provide investment advisory services to the Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund. The Adviser will supervise and monitor the activities of each Sub-Adviser. The Adviser will not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser. In addition, the Adviser will be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Fund and the Adviser in writing.

20.	LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Fund and the shareholders of the Fund will not be personally liable for any obligations of the Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it will look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.

21.	MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties on a number of counterparts that, taken together, will be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions will be considered severable and not be affected, and the rights and obligations of the parties will be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliate” will have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 will survive termination of this Agreement.

ANNEX B

FORM OF CONSENT OF SHAREHOLDER

THE 504 FUND

CONSENT OF SHAREHOLDER

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, being a shareholder of The 504 Fund (the “Fund”), (i) acknowledges receipt of the Notice of Solicitation of Consents dated [March 22, 2019] and the accompanying Consent Solicitation Statement dated [March 22, 2019], and (ii) votes all of its shares of the Fund in the manner designated below.

This consent, when properly executed, will be voted in accordance with the specifications made herein. If no vote is specified on an executed and returned written consent, the consent will be treated as voting all shares held of record by the shareholder to approve the proposal.

The Board of Trustees of the Fund recommends that all shareholders CONSENT TO APPROVE the proposal. Please carefully review the Consent Solicitation Statement delivered with this consent.

Proposal 1: To approve a new investment advisory agreement between The 504 Fund and Bluestone Capital Partners LLC.

Please specify your vote by an “X” in the appropriate space below.

Consent	[ ]	Consent Withheld	[ ]	Abstain	[ ]

Please complete, sign and date this written consent and return it to the Secretary of the Fund at or before 4:00 p.m., Eastern time, on [April 26, 2019]. This consent may be delivered by mail to The 504 Fund, 37 West Avenue, Suite 301, Wayne, PA 19087, Attention: Secretary, or by email to ksmith@bluestonecm.com or by fax to (888) 337-4887.

SHAREHOLDER

By:
Name:
Title:

Date:	____________, 2019

B-1